UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                  SCHEDULE 14A

                Proxy Statement Pursuant to Section 14(a) of the
               Securities Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement          [_]  Soliciting Material Pursuant to
[_]  Confidential, For Use of the              SS.240.14a-11(c) or SS.240.14a-12
     Commission Only (as permitted
     by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[_]  Definitive Additional Materials


                          SVB FINANCIAL SERVICES, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)   Title of each class of securities to which transaction applies:

________________________________________________________________________________
2)   Aggregate number of securities to which transaction applies:

________________________________________________________________________________

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

________________________________________________________________________________
4)   Proposed maximum aggregate value of transaction:

________________________________________________________________________________
5)   Total fee paid:

________________________________________________________________________________
     [_]  Fee paid previously with preliminary materials:

________________________________________________________________________________
     [_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

          1)   Amount previously paid:

________________________________________________________________________________
          2)   Form, Schedule or Registration Statement No.:

________________________________________________________________________________
          3)   Filing Party:

________________________________________________________________________________
          4)   Date Filed:

________________________________________________________________________________

                         SVB FINANCIAL SERVICES, INC.

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                     TO BE HELD ON THURSDAY, APRIL 25, 2002

                                   5:30 P.M.

     Notice is hereby given that the Annual Meeting of Shareholders of SVB Financial Services, Inc. will be held at the Raritan Valley Country Club, Route 28, Somerville, New Jersey 08876, on Thursday, April 25, 2002 at 5:30 P.M., for the following purposes:

1. Election of five (5) Directors for the terms as set forth in the accompanying Proxy Statement.

2. Transaction of such other business as may properly come before the meeting or any adjournment thereof.

     Only those shareholders of record of SVB Financial Services, Inc. at the close of business on March 13, 2002, shall be entitled to notice of, and to vote at, the meeting. Each share of stock is entitled to one vote.

                                          By order of the Board of Directors



                                                   /s/ Elizabeth J. Balunis
                                                   ------------------------
                                                   Elizabeth J. Balunis
                                                   Secretary to the Board



Somerville, New Jersey
March 28, 2002


YOUR VOTE IS IMPORTANT.  WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING
IN PERSON, WE ASK THAT YOU RETURN YOUR COMPLETED PROXY AS SOON AS
POSSIBLE USING THE ENVELOPE PROVIDED AND IN ANY CASE NO LATER THAN 3:00 P.M. ON APRIL 24, 2002.

--------------------------------------------------------------------------------

IMPORTANT:  THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE
OF FURTHER REQUESTS FOR PROXIES IN ORDER TO INSURE A QUORUM. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED
IN THE UNITED STATES.
--------------------------------------------------------------------------------

                          SVB FINANCIAL SERVICES, INC.
                               70 East Main Street
                                  P.O. Box 931
                          Somerville, New Jersey 08876

                                 PROXY STATEMENT

                 ANNUAL MEETING OF SHAREHOLDERS - APRIL 25, 2002

     This Proxy Statement is furnished to shareholders of SVB Financial Services, Inc. (the "Company") in connection with the solicitation of proxies by the Board of Directors of the Company for the Annual Meeting of Shareholders to be held at 5:30 P.M. on Thursday, April 25, 2002 and all adjournments thereof. This Proxy Statement and accompanying materials are being mailed to shareholders on or about March 28, 2002.

     The close of business March 13, 2002, has been fixed as the record date for the determination of shareholders entitled to notice of, and to vote at, the meeting. As of the record date there were issued and outstanding 3,355,301 shares of Common Stock, with a par value of $2.09 per share (the "Common Stock").

     The Company owns 100% of Somerset Valley Bank (the "Bank"). At this time, the Company's investment in the Bank accounts for virtually all of its assets and sources of income. Accordingly, to avoid misleading or incomplete information, portions of the following material discuss the Bank.

     Holders of a majority of the outstanding shares of Common Stock present in person or by proxy will constitute a quorum for the purpose of transacting business at the annual meeting. ALL SHAREHOLDERS ARE URGED TO VOTE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY TO THE TRANSFER AGENT IN THE ENCLOSED RETURN ENVELOPE.

     When properly executed, a proxy will be voted in the manner directed by the shareholder. However, if no contrary specification is made, it will be voted FOR all of the Directors listed in this Proxy Statement.

     A proxy may be revoked at any time before it is exercised by written notice to the Secretary of the Company, 70 East Main Street, Somerville, New Jersey 08876, bearing a date later than the proxy. The presence at the meeting of any shareholder who submitted a proxy shall not revoke such proxy unless such shareholder shall file written notice of revocation with the Secretary of the Company prior to the voting of the proxy. All properly executed proxies which are received by the Secretary and are not revoked will be voted. Where no instructions are indicated, properly executed proxies will be voted "FOR" all of the Directors.

     THIS SOLICITATION IS MADE BY THE MANAGEMENT OF THE COMPANY and the cost thereof shall be borne by the Company. Proxies may be solicited by mail, in person or by telephone or facsimile by directors, officers or employees of the Company and its subsidiary, Somerset Valley Bank. Such persons will receive no additional compensation for their solicitation activities and will be reimbursed only for their actual expenses in connection therewith. The Company will, upon request, reimburse custodians, nominees, and fiduciaries for reasonable expenses in forwarding materials to the proper shareholders.

Voting Rights

     Each share of Common Stock is entitled to one vote (non cumulative) on all matters presented for shareholder vote. Abstentions and broker non-votes are counted for the purposes of determining the presence or absence of a quorum for the transaction of business. Abstentions are counted separately and are not considered as either a vote "FOR" or "AGAINST" in tabulations of votes cast on proposals by the shareholders. Broker non-votes are not counted at all for purposes of determining whether a proposal has been approved.

     Under New Jersey law and the Company's By-Laws, a majority of the votes cast at a meeting at which a quorum to transact business is present shall decide the election of Directors.

Directors/Principal Shareholders/Executive Officers

     In accordance with the By-Laws of the Company, its Board of Directors shall, from time to time, fix the exact number of directors, up to 25. The number is presently fixed at 13. All named below as Directors are presently members of the Board and have served since the Company's inception in 1996. They have also been members of the Board of the Bank since 1990 with the exception of Mr. Bernstein, who has been a member since 1991.

     The Company's Certificate of Incorporation provides that the Board of Directors be classified and divided into three classes, as nearly equal in number as possible. The five (5) Directors listed below have been nominated to serve until the 2005 Annual Meeting or until their successor is elected and qualified, or until their earlier resignation or removal.

     The following table presents the name, title, address, age and principal occupation of each nominee for Director followed by the remaining Directors and the Executive Officers, the number of shares and the percentage of the outstanding shares of Common Stock of the Company beneficially owned, directly or indirectly, by each of them as of March 13, 2002.

                                                                                     Shares
DIRECTORS                                                                         Beneficially           % of Total
Name, Title, and Address             Age    Principal Occupation                      Owned             Outstanding
------------------------             ---    --------------------                      -----             -----------
Directors Nominated to Serve Until the 2005 Annual Meeting.
Willem Kooyker                        59    Chairman & CEO of Blenheim             312,143(1) (6)         8.62
  Director                                   Investments, Inc., an international
2 Worlds Fair Drive                          fund management firm
Somerset, NJ 08875

Frank Orlando                         68    Retired                                162,886(1) (2) (7)     4.50
  Director
786 Princeton Avenue
Brick, NJ 08724

Gilbert E. Pittenger                  77    Retired                                    43,636             1.20
  Director
RD #1, Box 91
New Ringgold, PA 17960

Frederick D. Quick                    70    President of Hesco                       219,712(1) (2) (8)   6.07
  Director                                  Electric Supply Co., Inc.,
924 River Road                              a lighting and electrical
Hillsborough, NJ 08844                      supply firm

Donald Sciaretta                      46    President of Claremont                   95,124(1) (2         2.63
  Director                                           Construction Group, Inc.
P.O. Box 808
Far Hills, NJ 07931



                                                                                       Shares
DIRECTORS                                                                         Beneficially           % of Total
Name, Title, and Address             Age    Principal Occupation                      Owned             Outstanding
------------------------             ---    --------------------                      -----             -----------
Directors Whose Terms Expire in 2003.
John K. Kitchen                       58    President of Title Central               72,417(2)            2.00
  Chairman of the Board & Director          Agency, a title insurance
P.O. Box 421                                firm
Somerville, NJ 08876

Anthony J. Santye, Jr.                51    Managing Partner of                      64,349 (1) (2) (3)   1.78
  Director                                           A. J. Santye and Co., an
36 East Main Street                                  accounting and consulting
Somerville, NJ 08876                        firm

G. Robert Santye                      48    Director of Real Estate and               55,153(1) (2) (3)  1.51
  Vice Chairman & Director                        Business Valuation Services
36 East Main Street                               for A. J. Santye and Co.
Somerville, NJ 08876

Herman C. Simonse                     70    President of HCS Consultants, Inc.       54,866(2)            1.52
  Director
93 Douglass Avenue
Bernardsville, NJ 07924

Donald R. Tourville                   65    Chairman and CEO of Zeus               182,303(1) (2)         5.03
  Director                                           Scientific, Inc., a manufacturer
P.O. Box 38                                 of diagnostic test kits
Raritan, NJ 08869


Directors Whose Terms Expire in 2004.
Bernard Bernstein                     64    President & CEO,                       158,627(2)             4.38
  Director                                           Mid-State Lumber Corp.,
200 Industrial Parkway                      a wholesale lumber
Branchburg, NJ 08876                        distributor

Robert P. Corcoran                    61    President & CEO                         60,089(4)             1.66
  President, CEO & Director                          Somerset Valley Bank
12 Harvest Court                            SVB Financial Services, Inc.
Flemington, NJ 08822

Raymond L. Hughes                     70    President of N.J. Risk                  74,058(1) (2) (5)     2.04
  Director                                           Managers & Consultants
20 West End Avenue
Somerville, NJ 08876


Executive Officers
Keith B. McCarthy                     44       Chief Operating Officer and          62,619(4)            1.73
501 Red School Lane                         Treasurer  of the Company
Phillipsburg, NJ 08865                      and the Bank

Arthur E. Brattlof                  58      Executive Vice President and            49,087(4)             1.36
9 Steeple Chase Court                       Senior Lending Officer
Bedminster, NJ 07921                        of the Bank
                                                                                 ---------                ----
Total Directors and Executive Officers as a Group                                1,667,070                46.0


The denominator in determining the % of Total Outstanding Shares was 3,621,792, which includes outstanding stock options for 266,491 shares and 3,355,301 shares issued and outstanding.

Principal Shareholder

     In addition to those named in the above list, the following is a holder of more than 5% of the outstanding shares of the Common Stock.

                                            Shares
                                            Beneficially        % of Total
         Name and Address                   Owned                Outstanding
         ----------------                   ------------         -----------
         Mark S. Gold, MD                    193,598                5.35
         5745 SW 75th Street
         Gainesville, FL 32608-5504


1) Includes options to purchase 9,030 shares at $5.614 per share which expire April 24, 2002.

2) Includes options to purchase 5,088 shares at $8.163 per share which expire April 27, 2005.

3) Includes 22,115 shares held by the A. J. Santye Co., PA Profit Sharing Plan over which he and his brother, G. Robert Santye, Vice Chairman of the Company, are trustees.

4) Included in this total are options to purchase 11,576 shares at $5.614 which expire November 20, 2002, 10,500 shares at $8.452 which expire December 13, 2005 and 10,000 shares at $10.00 which expire November 29, 2006.

5) Includes 5,556 shares held by Hughes-Plumer Pension Fund and 31,116 shares held by Hughes-Plumer and Associates Profit Sharing Plan.

6) Includes 111,132 shares held in trusts for his three children and 11,672 shares held in an annuity in which his wife is a trustee.

7) Includes 75,014 shares held by Eight Mountain Trail, Inc. Employees Profit Sharing Plan and 10,708 shares held in trusts for his grandchildren.

8)   Includes 34,728 shares held by Quick Family Investments LP.


Director Committees

     All members of the Board of Directors of the Company also serve on the Board of Directors of the Bank. There are six committees of the Board of Directors of the Company and the Bank.

     The Executive Committee is a committee of the Company and composed of Messrs. Bernstein, Corcoran, Kitchen, Kooyker, Quick, G. R. Santye, Sciaretta and Tourville. The Committee reviews and approves the Bank's budget and establishes the Bank's long range and strategic plans.

     The Audit Committee is a committee of the Company and composed of Messrs. Orlando, Quick, A. J. Santye, Jr. and Simonse. The Committee formulates the Bank's audit policy, chooses the Company's accounting firm and reviews audits conducted by the Company's internal and external auditors. The members of the Audit Committee are independent as defined by Rule 4200 (a) (15) of the National Association of Securities Dealers listing standards.

     The Audit Committee has reviewed and discussed the financial statements with management. The Audit Committee has discussed with the independent auditors the matters required to be discussed by SAS 61.

     The Audit Committee has received written disclosures and the letter from the independent accountants required by Standards Board Standard No. 1 and has discussed with the independent accountants the independent accountants' independence. Based on the reviews and discussions above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-KSB for 2001 for filing with the Securities and Exchange Commission. The Audit Committee has adopted an Audit Committee Charter.

     The Loan Committee is a committee of the Bank and composed of Messrs. Bernstein, Corcoran, Hughes, Kitchen, A. J. Santye, Jr., Sciaretta, Simonse and Tourville. The Committee reviews and approves loans within certain predetermined parameters, monitors the quality of the portfolio and insures that credit/rate risks and the mix of loans are consistent with the Bank's loan and asset/liability management policies.

     The Real Estate Committee is a committee of the Bank and composed of Messrs. Hughes, G. R. Santye, Sciaretta and Simonse, reviews appraisals for real estate mortgages and construction loans and advises the Loan Committee and the Board with respect to real estate lending.

     The Investment Committee is a committee of the Bank and composed of Messrs. Bernstein, Kooyker, Orlando, Pittenger and Simonse and periodically reviews the Bank's investment portfolio for adherence to policy and approves its investment strategy.

     The Compensation Committee is a committee of the Bank and composed of Messrs. Bernstein, Kooyker, Orlando, Quick and Tourville. The Committee approves compensation and bonuses for the Bank's officers.

     Messrs. Corcoran and Kitchen are ex-officio members of all the committees, except the Audit Committee. Mr. McCarthy, is a non-director, non-voting member of the Executive and Investment Committees. Mr. Brattlof is a non-director voting member of the Loan Committee.

     During 2001, the Board of Directors held 12 meetings, the Executive Committee 3 meetings, the Loan Committee 17 meetings, the Audit Committee 4 meetings, the Investment Committee 4 meetings, the Compensation Committee 2 meetings, and the Real Estate Committee 16 meetings. In addition, there is significant communication between the Board of Directors and the Company which occurs apart from the regularly scheduled Board and Committee meetings and as a result, the Company does not regard attendance at meetings to be the primary criterion to evaluate the contribution made by a Director. During 2001, all Directors attended at least 75% of the total Board and Committee meetings. Attendance percentages for the Loan Committee and Real Estate Committee are not included in these percentages. Because of the frequency of Loan Committee and Real Estate Committee meetings, only three Director Loan Committee members are required to conduct committee meetings as set forth in the Bank's policy.

Executive Compensation

     The following table summarizes all compensation earned in the past three complete fiscal years for services performed in all capacities for the Company and the Bank with respect to the executive officers. The compensation noted in the table has been paid by the Bank. No compensation has been paid by the Company.

                                                   Annual
                                               Compensation                    All Other
         Name and Position            Year        Salary          Bonu       Compensation
         -----------------            ----        ------          ----       ------------
Robert P. Corcoran                     2001      $176,800      $ 42,785      $ 18,889(1)
President and CEO of                   2000       170,000        28,900        18,936(1)
the Company and the Bank               1999       156,000        32,760        17,556(1)

Keith B. McCarthy                      2001       124,800        22,651        12,365(2)
Chief Operating Officer and            2000       120,000        15,600        12,260(2)
Treasurer of the Company               1999       113,000        17,799         6,493(2)
and the Bank

Arthur E. Brattlof                     2001       119,700          21,7         5,267(3)
Executive Vice President & Senior      2000       114,000        14,820         5,215(3)
Lending Officer of the Bank            1999       104,000        16,380         4,735(3)

          1) Includes matching contributions to the 401(k) Plan of $7,000 in 2001, $6,800 in 2000 and $6,240 in 1999. Director fees of $5,400 in 2001, 2000 and 1999. Term life insurance premiums paid by the Company of $6,489 in 2001, $6,736 in 2000 and $5,916 in 1999.

          2) Includes matching contributions to the 401(k) Plan of $5,616 in 2001, $5,511 in 2000 and $5,144 in 1999. Life insurance premiums paid by the Company of $1,349 in 2001, 2000 and 1999. Director's fees of $5,400 in 2001 and 2000.

          3) Represents matching amounts contributed by the Bank to the 401(k) Plan.

     The Bank also maintains various medical, life and disability benefit plans covering all its full-time employees. The Bank also provides automobiles to the three executive officers mentioned in the previous table and one other officer of the Bank. Such officers have some personal use of those vehicles such as commuting to and from the Bank.

Bonus Plan

     During 2001, the Compensation Committee of the Board of Directors approved a bonus plan for the three executive officers listed in the previous table. Under the terms of the plan, cash bonuses were paid to the executive officers based upon a formula that includes the Company achieving certain predetermined financial goals.

     Bonuses were paid to other employees of the Company, who were employed by the Company for the entire year based on the achievement of certain predetermined financial goals.

1997 Restated Incentive Stock Option Plan

     On April 24, 1997, the shareholders approved the 1997 Restated Incentive Stock Option Plan, which provides for officers and employees of the Company to purchase up to 190,785 shares of Common Stock, as adjusted for splits and stock dividends. The purpose of the Plan is to (i) replace and expand certain existing stock options of the Bank (ii) assist the Company and the Bank in attracting and retaining qualified persons as their employees and (iii) to help insure that employees of the Company and the Bank have shared economic interests with the shareholders of the Company.

     As of December 31, 2000, all options available were granted under this Plan, 58,075 remain unexercised at December 31, 2001.

2000 Incentive Stock Option Plan

     On April 27, 2000, the shareholders approved the 2000 Incentive Stock Option Plan which provides for officers and employees to purchase up to 165,375 shares of common stock as adjusted for the stock dividend. The purpose of the Plan is to retain the services of new and existing employees of the Company and its affiliates and to provide incentives for such persons to exert maximum efforts for the success of the Company and its affiliates.

     There were 54,075 shares issued under this Plan in 2001, of which 30,000 shares were awarded to the three executive officers named in the table.

                                  OPTION/SAR GRANTS IN LAST FISCAL YEAR
------------------------------------------------------------------------------------------
                                                                          POTENTIAL
                                                                         REALIZABLE
                                                                          VALUE AT
                                 PERCENT OF                            ASSUMED ANNUAL
                    NUMBER OF       TOTAL    EXERCISE                  RATES OF STOCK
                   SECURITIES   OPTIONS/SARs    OF                          PRICE
                   UNDERLYING    GRANTED TO    BASE                   APPRECIATION FOR
                  OPTIONS/SARs  EMPLOYEES IN   PRICE    EXPIRATION       OPTION TERM
------------------------------------------------------------------------------------------
NAME                 GRANTED     FISCAL YEAR  ($/SH)       DATE       5%/(SH) 10%/(SH)
Robert P. Corcoran   10,000          19%      $10.00     11/29/06   $27,600       $62,900
Keith B. McCarthy    10,000          19%      $10.00     11/29/06   $27,600       $62,900
Arthur E. Brattlof   10,000          19%      $10.00     11/29/06   $27,600       $62,900




     The following table depicts information with respect to outstanding stock options for the three executive officers listed in the previous table:


               AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                   AND DECEMBER 31, 2001 OPTION/SAR VALUES (1)
--------------------------------------------------------------------------------

                                              NUMBER OF
                                              UNEXERCISED          VALUE OF
                   NUMBER OF                  SECURITIES          UNEXERCISED
                     SHARES                   UNDERLYING         IN-THE-MONEY
                    ACQUIRED                OPTIONS/SARs AT     OPTIONS/SARs AT
                       ON       VALUE      DECEMBER 31, 2001   DECEMBER 31, 2001
NAME                EXERCISE   REALIZED       EXERCISABLE         EXERCISABLE
--------------------------------------------------------------------------------
Robert P. Corcoran   11,113     $55,265         32,076              $67,348
Keith B. McCarthy    11,113     $56,332         32,076              $67,348
Arthur E. Brattlof   14,446     $73,227         32,076              $67,348

(1)      All data is adjusted for the 5% stock dividend.

Certain Agreements

     The Company has entered into employment agreements with Messrs. Corcoran, McCarthy and Brattlof. The agreements provide for severance payments in the event the officers are terminated without cause or resign with good reason. Such benefits are equivalent to two times the base salary for Mr. Corcoran payable over 24 months and one times the base salary for Messrs. McCarthy and Brattlof payable over 12 months. In the event of a change of control all three officers would receive a severance payment equal to two times base salary payable over 24 months plus an annual payment for two years equivalent to the average bonus paid during the last three years of employment.

Benefit Plans

     The Bank maintains a 401(k) Plan covering substantially all employees. Under the terms of the Plan, the Bank will match 67% of an employee's contribution, up to 6% of the employee's salary. Employees become fully vested in the Bank's contribution after five years of service. The Bank contributed $88,000 to the Plan in 2001.

     During 1999, the Company established a Supplemental Retirement Plan. The Plan covers the three officers listed in the table above. Mr. Corcoran is covered under a defined benefit plan, which provides a benefit of $75,000 per year upon his retirement at age 65 for a period of ten years. Mr. Brattlof and Mr. McCarthy are covered under a defined contribution plan, the object of which is to provide for an income of $50,000 per year each upon their retirement at age 65 for a period of ten years. The Company expensed $151,000 for these plans in 2001.

Director Compensation

     During 2001, Directors of the Bank received compensation for service on the Board of Directors of $450 per Board of Directors meeting attended and $100 for each committee meeting. Mr. John K. Kitchen as Chairman of the Board received compensation of $35,000 in addition to his other per meeting fees.

     No compensation was paid for Board of Directors meetings of the Company. Directors are paid $100 for each committee meeting attended.

1997 Directors Stock Option Plan

     On April 24, 1997, the shareholders of the Company approved the 1997 Directors Stock Option Plan. The Plan is intended to promote the Company's interest by establishing a mechanism to reward Directors based on future increases in the value of the Company's stock. This will help retain the services of persons who are now Directors and provide incentives for them to exert maximum efforts for the success of the Company and its affiliates.

     On June 26, 1997, each non employee member of the Company's Board of Directors was granted an option to purchase 9,030 shares, as adjusted for stock splits and stock dividends, of the Common Stock of the Company at $5.614 per share, which was the fair market value of the Common Stock as of that date, as adjusted.

     As there were 14 Directors eligible to participate under the 1997 Directors Stock Option Plan, all of the shares available under the Plan are subject to option. Therefore, no shares were granted during 2000.

2000 Directors Stock Option Plan

     On April 27, 2000, the shareholders of the Company approved the 2000 Directors Stock Option Plan. The Plan is intended to promote the Company's interest by establishing a mechanism to reward Directors based on future increases in the value of the Company's stock. This will help retain the services of persons who are now Directors and provide incentives for them to exert maximum efforts for the success of the Company and its affiliates.

     Each non employee member of the Company's Board of Directors, with the exception of Mr. Kooyker, was granted an option to purchase 5,088 shares, as adjusted for the stock dividend, of the Common Stock of the Company at $8.163 per share, which was the fair market value of the Common Stock as of that date.

Transactions with Related Persons

     It is currently the policy of the Company and Bank not to extend credit or make loans to any of its Directors. Loans totaling $316,522 were outstanding at December 31, 2001 to three members of Directors' immediate families. Such loans were made on substantially the same terms including interest and collateral, as those prevailing at the time for comparable transactions with other persons and do not involve more than the normal risk of collectability or present other unfavorable features.

     A partnership made up of, among others, all but one of the Bank's Directors owns and leases the premises to the Bank at 103 West End Avenue and 117 West End Avenue. Payments under these leases totaled $189,000 in 2001. During 2001, the Company signed a lease for a branch in Warren Township with a partnership, which consists of among others, Director Donald Sciaretta. No payments were made under this lease in 2001.

Independent Public Accountants

     The Board of Directors has selected Grant Thornton LLP to be the independent public accountants for the Company for the fiscal year ending December 31, 2002. A member of that firm will be present at the Annual Meeting and available to respond to appropriate questions from the shareholders, and make a statement if desired to do so.

Financial and Other Information Incorporated by Reference

     A copy of the Company's 2001 Annual Report is being sent to each shareholder along with this Proxy Statement and is incorporated herein by reference. This information should be read by shareholders in conjunction with this Proxy Statement.

Proposals by Security Holders

     Proposals by shareholders intended to be presented at the 2003 Annual Meeting of Shareholders (which the Company currently intends to hold in April of 2003) must be received by the Secretary of the Company by November 27, 2002 for inclusion in its Proxy Statement and form of proxy relating to that meeting. If the date of the next annual meeting is changed by more than 30 calendar days from such anticipated time frame, the Company shall, in a timely manner, inform its shareholders of the change and the date by which proposals of shareholders must be received. All such proposals should be directed to the attention of the Secretary, SVB Financial Services, Inc., 70 East Main Street, Somerville, New Jersey 08876.

Other Matters Which May Properly Come Before the Meeting

     The Board of Directors knows of no other business that will be presented for consideration at the Annual Meeting other than that stated in the Notice. Should any other matter properly come before the meeting and any adjournment thereof, it is intended that proxies in the enclosed form will be voted in respect thereof in accordance with the judgment of the person or persons voting the proxies.

[ X ]  PLEASE MARK VOTES
       AS IN THIS EXAMPLE

                                REVOCABLE PROXY
                          SVB FINANCIAL SERVICES, INC.

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
          SVB FINANCIAL SERVICES, INC. ANNUAL MEETING OF SHAREHOLDERS
                                 APRIL 25, 2002

The undersigned shareholder hereby constitutes and appoints each of ARTHUR E. BRATTLOF and MICHAEL A. NOVAK, with full power of substitution, to act as proxy for and to vote all shares of Common Stock which the undersigned is entitled to vote at the Annual Meeting of Shareholders to be held on April 25, 2002 at 5:30 P.M. prevailing local time at the Raritan Valley Country Club, Route 28, Somerville, New Jersey, or at any adjournment(s) thereof, on all matters coming before the meeting, including (but not limited to) the election of any person to the directorship for which a nominee named hereon is unable to serve.

The undersigned instructs said proxies to vote:



1. Election of Directors:

         For a term to continue to the 2005 Annual Meeting:
         Willem Kooyker, Frank Orlando, Gilbert E. Pittenger,
         Frederick D. Quick and Donald Sciaretta

                                     With-                   For all
           [ _ ] For          [ _ ]  hold             [ _ ]  Except



INSTRUCTION: To withhold authority to vote for any nominee(s), mark "For All Except" and write that nominee(s') name(s) in the space provided below. Please be sure to sign and date Date this Proxy in the box below.


--------------------------------------------------------------------------------
THE PROXIES SHALL VOTE AS SPECIFIED ABOVE, OR IF A CHOICE IS NOT SPECIFIED FOR ANY OF THE ABOVE NOMINEES, THE PROXIES WILL VOTE "FOR" THE ELECTION OF THE BOARD OF DIRECTORS NOMINEES.

                        Please be sure to sign and date
                          this Proxy in the box below.



                    _________________________________________
                                      Date

                    _________________________________________
                             Stockholder sign above

                    _________________________________________
                          Co-holder (if any) sign above

    Detach above card,sign, date and mail in postage paid envelope provided.

                      SVB FINANCIAL SERVICES, INC.

Please mark, sign, date and return this Proxy promptly using the envelope provided. Please sign exactly as your name(s) appear hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

          PLEASE ACT PROMPTLY SIGN, DATE & MAIL YOUR PROXY CARD TODAY


IF YOUR ADDRESS HS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE EMVELOPE PROVIDED.

_________________________________________

_________________________________________

_________________________________________